UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2026
COLLEGIUM PHARMACEUTICAL, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-37372	03-0416362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (781) 713-3699
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors

Director Nominee

On April 6, 2026, the board of directors (“Board”) of Collegium Pharmaceutical, Inc. (the “Company”) approved the nomination of Michael Donovan to stand for election at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”).

Mr. Donovan, 60, has served as an audit Partner at Ernst & Young LLP (“EY”) since 2002. He has held several leadership roles at EY including Office Managing Partner of EY’s biotechnology office in Kendall Square from 2014 to 2024 and East Region Biotechnology Leader. Mr. Donovan brings to our Board financial expertise obtained from his extensive business, accounting and financial background from over 36 years of experience serving public and private companies in the life sciences industry. During his tenure at EY, he has worked on hundreds of private and public company audits, private and public financings including IPOs, M&A transactions, corporate license and collaboration agreements, spin-outs and product launches. Mr. Donovan received a B.S. in Business Administration from Merrimack College and is a Certified Public Accountant (active).

Director Retirement

On April 2, 2026, John Fallon, M.D., a current member of the Board, advised the Board that he will not stand for re-election at the Annual Meeting and will retire from the Board at that time. Dr. Fallon has served as a director since 2016, and he will continue as a director until the Annual Meeting.

The Company extends its deepest gratitude to Dr. Fallon for his distinguished service to the Board and lasting contributions to the Company.

Dr. Fallon’s decision not to stand for re-election is part of the Board’s continued focus of board refreshment and board succession planning, and not the result of any disagreement with the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegium Pharmaceutical, Inc.

By:	/s/ Colleen Tupper
Colleen Tupper
Executive Vice President and Chief Financial Officer
Dated: April 2, 2026